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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-3615

Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMN has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Semi-Annual Report (unaudited)

June 30, 2003

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Fund
  Mosaic Foresight Fund

Mosaic Funds

www.mosaicfunds.com

Letter to Shareholders

Not too many months ago conversations with many shareholders and clients revolved around negatives: the multiple months of stock market losses, global uncertainties, fear of deflation and a weak economy. The stock market rally in the second quarter of 2003 arrived none too soon—just as many people were questioning the wisdom of any exposure to the stock market.

Just as the pendulum had swung to extreme optimism in early 2000, it appeared as though the mood couldn’t have been worse as we entered war with Iraq in March of this year. Today, a few short months later, a sense of calm has been restored. Major military action in Iraq has ended, the war on terror appears to be progressing, headlines on accounting fraud and corporate scandal have faded, and the economy is showing signs of life. Corporate earnings are improving, and the stock market has staged a meaningful rally. At Mosaic we share this general sense of optimism and envision better times ahead, but are also prepared for the inevitable bumps and setbacks along the way.

Our investment management discipline has helped our shareholders through a very tough investment period. It is hard to recall just how euphoric the mood was in early 2000, when we had safely cleared the Y2K hurdle and the stock market was setting new highs almost daily. Four years of record-setting, double-digit equity returns had mesmerized investors into believing that stock valuations had entered a new and different era. Today, three-and-a-half years later, we have all been sadly reminded of the risks in the stock market. Our goal for some 25 years has been to participate in rising markets, and yet to be willing to manage risk in turbulent times. We believe we have achieved this goal through the worst bear market in decades.

While six months does not make a trend, there is certainly a different mood surrounding the stock market as we report on a positive six-month period. If indeed we are witnessing a shift in investor sentiment, it is especially important to stay focused. It is all too easy to get caught up in the prevailing mood and lose perspective. Our answer is to stay grounded in our philosophy. Investing in companies with superior management, proven profitability and reasonable valuation is a formula we think makes sense in every environment. We thank you for your continued confidence in our investment management and look forward to working together in the months and years ahead.

Sincerely,

(signature)

Katherine Frank
President

Review of Period

The six-month period ended June 30, 2003 showed gains for the funds in Equity Trust, with all four funds participating in the broad market rally that began in mid-March. Mid-Cap was up 11.85% for the six-month period; Balanced rose 7.38%; Investors was up 9.79% and Foresight returned a positive 9.45%. Over the same period, the S&P 500 Index reversed its three-year swoon with a rise of 11.76%.

Market in Review

After three straight years of negative returns, the first six months of 2003 proved a welcome relief. All the major stock market indices were up for the period, fueled by positive news from Iraq, a growing sense that economic recovery was on the horizon, and improved corporate earnings.

But the market rise for the period was not particularly even, and it wasn’t clear at all for the first three months of the year that the market was headed higher. In the first quarter of 2003 geopolitical and economic uncertainties produced considerable market volatility: approximately one out of every six trading days saw the S&P 500 move at least 2% in one direction or the other. By the end of the first quarter, the market was down once again, with the S&P 500 dipping -3.15%. The market reached its low for the period on March 11, when the S&P 500 closed -8.64% year-to-date, one week before military action in Iraq began.

The long-awaited rally in the stock market finally arrived in the second quarter of 2003. With a 15.39% positive total return, the S&P 500 had its best-performing quarter since the last three months of 1998.

Over the course of the three-year bear market that began in early 2000, stocks staged a number of unsustainable rallies. This time, the gains were more sizable and there were indications that the underpinnings might be more substantial. For one, the trend in corporate earnings showed improvement. Secondly, overall economic data suggested that at a minimum, things were not getting any worse, and were probably beginning to improve. The stimulative effect of low interest rates, accentuated by the Federal Reserve’s lowering of rates by another quarter point on June 26, 2003, appeared to be gaining traction. Finally, the extreme valuations in stock prices that held sway in early 2000 have had time to unwind.

Outlook

The economy’s near-term future remains choppy. Economic reports are still mixed and the economy is still struggling from the excesses of the late 1990s. On the positive side, the Fed provided the thirteenth interest rate cut since the beginning of 2001, and Congress passed meaningful tax cuts. These are strong stimulative measures that many economists believe will provide the impetus for an economic recovery and, indeed, we have seen some positive data points supporting their assertion. Additionally, the low yield offered by the stock market’s competition (money market funds, CDs, Treasuries, etc.) creates a situation where investors are looking for reasons to move back into the equity market. On the other hand, employment data is not encouraging, consumer and corporate debt levels are still high and there is little indication of a significant pickup in corporate spending. Also, the excess capacity created by the misallocation of capital during the stock market bubble still exists. For the long term, we are bullish on the U.S. economy and stock market. We are confident the companies that meet our strict criteria will generate competitive returns over the long haul, yet preserve capital in down markets. In our opinion this is the recipe for investment success.

Interview with lead equity manager Jay Sekelsky

Can you summarize the performance of the funds in Equity Trust for the first six months of 2003?

The market generated positive returns for the six-month period ended June 30, 2003, for the first time since 1999, rallying strongly after a broad market decline in the first quarter. All four funds in Equity Trust participated in this rally and finished the period with solid positive returns, although we lagged the market slightly. For the most part, this small underperformance can be explained by examining the market leadership, which was concentrated in more speculative, lower-quality names. In fact, the top two performing sectors in the second quarter were telecommunications and utilities, industries in which we had no exposure. As always, this reflects our company-by-company assessment of fundamentals, and not a top-down sector decision. Telecommunications remains a highly troubled industry, and the cyclical nature of the utility industry makes it uncommon for stocks in this sector to meet Mosaic’s requirements for steady, predictable earnings. Considering these dynamics, we were pleased that our overall stock selection enabled us to produce solid, positive returns for the second quarter and year-to-date.

Mosaic Investors

How did the fund perform for the first six months of 2003?

Mosaic Investors rose 9.79% for the period ended June 30, 2003. This return lagged the broader market as measured by the S&P 500, which was up 11.76%. The Lipper Large-Cap Core peer group had an average gain 10.15%. These results are not unexpected given the lower-quality leadership discussed above. Mosaic’s risk-conscious style will not usually keep pace with a market that is favoring more speculative stocks. In fact, we were pleased to have participated as fully as we did, and we would not be surprised to see a shift in leadership to higher-quality names going forward.

Did you make any significant changes to the portfolio since December 31, 2002?

It is our goal to invest in companies that will show superiority over time. As a result, we expect to demonstrate below-industry turnover, even as we constantly monitor and adjust our holdings. We added three new names to the portfolio in the period, and sold all of our holdings of four companies.

As the market dipped to its low of the period in March, we found more companies fitting our valuation parameters. Over the course of the six-month period, we added three leaders from widely different industries: Berkshire Hathaway, Nokia and Walgreen.

Warren Buffett’s Berkshire Hathaway is a company we have long admired. Over the past three decades, Warren Buffett has slowly transformed Berkshire from a quasi-closed-end fund to a true operating company. Berkshire is now the 28th largest company in the Fortune 500 ranked by revenues, and is rapidly climbing up the ladder. To a great extent, Berkshire remains valued as an investment company, rather than an operating company, which we feel more accurately describes the company, and as this recognition becomes more widespread, we feel the valuation of the stock will rise accordingly.

Nokia, headquartered in Finland, is the world’s leader in cell phone sales, and has shown consistent leadership in technological innovation, efficient manufacturing, and world-wide marketing.

In June, we established a position in Walgreen Company, the nation’s largest retail drugstore chain with over 4,000 stores. Walgreen has posted 28 consecutive year-over-year increases in earnings and is the clear leader in the drugstore business by just about any measure. Walgreen’s competitive advantage is derived from its great brand franchise, its superior information systems, its preferred real estate locations and the fact that it is the clear leader in the industry. Demographics and the growth of prescription drugs contribute to our confidence that Walgreen has ample room for expansion for years to come.

On the other hand, a sharply rising market typically will mean companies reaching fuller valuation, and on this basis we sold Check Point Software after the stock experienced a major run. We also sold Safeway, Bristol-Myers Squibb, and Washington Mutual to make room for the additions previously cited.

What holdings were the strongest contributors to fund performance?

For the six-month period, the second best-performing sector of the S&P 500 was consumer discretionary, and our overweighting in this area was a boost. The individual stocks that provided the greatest positive impact for the period were McDonald’s, Check Point Software (which was sold), and discount retailer Costco. We continue to have a bias in the portfolio towards economically sensitive stocks: companies whose fortunes will rise if the economy continues to gain strength.

TOP TEN STOCK HOLDINGS
AS OF JUNE 30, 2003 FOR
MOSAIC INVESTORS
% of net assets
Mohawk Industries	4.09%
McDonald’s Corp.	3.85%
Pfizer, Inc.	3.59%
Liberty Media Corp.	3.50%
Berkshire Hathaway.	3.49%
Wells Fargo Co.	3.46%
Costco Wholesale Corp.	3.42%
MGIC Investment Corp.	3.40%
Merck & Co., Inc.	3.34%
Freddie Mac	3.30%

What holdings were the largest constraints on performance?

From a sector perspective, our underweighting in information technology and utilities were net drags on performance for the period, as they turned in the first- and third-best sector performance for the S&P 500. On an individual stock basis, we saw holding-period declines from Freddie Mac, Bristol-Myers Squibb, Kraft and Safeway. Freddie Mac’s stock was under pressure due to accounting and management issues, which we feel are temporary constraints. Kraft’s reputation has been battered over the past year, pushing the firm to valuations well below its peers. We are keeping a careful eye on the company, while retaining hope that over time we will see valuations more in line with the firm’s history. As previously mentioned, we sold our positions in Safeway and Bristol-Myers Squibb.

Mosaic Balanced

How did Mosaic Balanced perform for the six-month period?

Mosaic Balanced returned 7.38% for the six months, with positive results from both the bond and stock sides of the portfolio. Over the same period, the average balanced fund, as tracked by the Lipper Balanced Fund Index, rose 8.87%. The fund retains its considerable performance advantage over its peers for three and five years.

Did you make any significant changes to the portfolio since December 31, 2002?

The stock holdings of Balanced mirror the holdings of Mosaic Investors, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding 53.7% stocks and finished the period at 58.2% in stocks. On the bond side, we are strongly defensive, as we have continued to shorten the duration of the holdings to help preserve capital should rates rise from the historic lows seen during this period.

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced were solidly positive for the period. The holdings mirror the stocks held in Mosaic Investors, discussed at some length above.

How did the bond holdings in Balanced contribute to overall performance?

Bonds continued to be strong through the first six months of 2003, and our holdings were a performance plus. However, our defensive posture meant that we didn’t see results as strong as those in longer-term, or high-yield bonds, both of which contain risks which we do not believe to be appropriate for the investment goals of Mosaic Balanced. Our overweighting in corporate bonds was a relative plus, as the valuation of these securities rose in tandem with the stock market and increased optimism regarding the business environment.

TOP FIVE STOCK AND FIXED INCOME
HOLDINGS AS OF JUNE 30, 2003 FOR
MOSAIC BALANCED
% of net assets
Top Five Stock Holdings
(58.2% of net assets in stocks)
Mohawk Industries	2.93%
McDonald’s Corp.	2.58%
Liberty Media	2.38%
Pfizer, Inc.	2.36%
MGIC Investment Corp.	2.36%

Top Five Fixed Income Holdings
(33.2% of net assets in fixed income)
U.S. Treasury, 4.625%, 5/15/06	2.83%
Fannie Mae, 6.375%, 11/15/03	2.44%
Fannie Mae, 6%, 12/15/05	2.40%
Fannie Mae. 6.42%, 3/9/09	1.80%
Fed. Home Loan Bank, 6.08%, 7/10/12	1.74%

Mosaic Mid-Cap

An interview with Rich Eisinger, co-manager of Mosaic Mid-Cap.

How would you characterize the performance of Mosaic Mid-Cap so far in 2003?

In absolute terms, the fund’s 11.85% return for the period was a welcome relief from the dismal market of 2002. As is often the case coming out of a sustained market downturn, the recent rally has been led by lower-quality, more speculative stocks. Richard Bernstein, Chief Quantitative Strategist at Merrill Lynch, issues a report that ranks stocks’ performance by S&P quality rankings. The group ranked "C" or "D" (the lowest-quality stocks) returned 35.5% for the first half of 2003 compared to an average 8.9% return for stocks with an "A" quality ranking. Our holdings typically possess the characteristics of the higher end of the quality spectrum. With this in mind, our six-month performance compared to the Russell Mid-Cap Index return of 15.47% or the Lipper Mid-Cap Core Index’s 13.19% was not displeasing. Our goal is to protect assets in down markets (as was the case in 2000, 2001 and 2002), and participate in up markets. We believe that successful implementation of this strategy will result in excellent long-term performance.

Did you make any significant changes to the portfolio since December 31, 2002?

We added three names and eliminated two during the first half of the year. Del Monte was added following the firm’s purchase of select businesses from Heinz on December 20, 2002, which left Heinz shareholders as owners of some 75% of Del Monte stock. Subsequent selling drove the price of Del Monte to levels that we felt did not reflect the true value of the business. Earlier in the period we added Laboratory Corporation, the second largest independent clinical testing laboratory in the U.S. Shares of Laboratory Corporation were selling at nine times our free cash flow estimate for this year. Investors were reacting to widespread concerns over competitive pressures on the company; worries which we considered overblown. We bought and sold Check Point Software for a profit during this period, after the stock rose sharply, reaching our valuation target. We also saw some shift among our top holdings. New additions to our top-ten holdings include Yum! Brands (better known for its Pizza Hut, KFC and Taco Bell brands), toy and game producer Hasbro, and new-purchase Del Monte Foods.

What holdings were the strongest contributors to fund performance?

The fund’s largest weightings remain in the Financial and Consumer Discretionary sectors. Consumer Discretionary was a favored area of the market for the period, and our stock-picking was additive to performance. We also had significant success with our financial holdings, particularly in the insurance area. Among the top performing stocks were Check Point, Hasbro, Inc., Tiffany & Co., and Costco Wholesale. While our exposure to the Technology sector remains light, our position in Kemet, a manufacturer of capacitors used in a wide variety of electronic products, fared well.

What holdings were the largest constraints on performance?

Our lack of exposure to some of the leading sectors, such as Technology, hurt our performance relative to the benchmark. An individual holding which had disappointing results was Italian furniture retailer Natuzzi S.P.A., one of the smaller positions in the portfolio. The company’s core leather furniture products are under pricing pressure from imports, a situation we are monitoring closely. At this point we believe the valuation more than reflects this risk. We view this shareholder-oriented management team as having a very good track record of responding successfully to adverse business conditions.

TOP TEN STOCK HOLDINGS
AS OF JUNE 30, 2003
FOR MOSAIC MID-CAP

% of net assets
Markel Corp.	4.53%
Mohawk Industries	4.19%
White Mountains Ins.	3.97%
Costco Wholesale Corp.	3.43%
Waste Management	3.40%
Expeditors Int’l WA	3.36%
Yum! Brands	3.35%
Liberty Media Corp.	3.35%
Del Monte Foods	3.20%
Hasbro Inc.	3.05%

Mosaic Foresight

An interview with Foresight manager and Madison Investment Advisors’ founder and President, Frank Burgess.

How would you characterize the performance of Foresight for the period?

In our last report, dated December 31, 2002, I noted that I felt we had done a good job of achieving one of Foresight’s goals: protecting assets in a deep bear market. We also seek to achieve capital appreciation in a rising market. In 2002, market valuations had shifted low enough to present numerous buying opportunities. We were able to reap the benefits of these purchases over the first half of 2003, with a gain of 9.45%. Through this date, the fund showed positive returns for the 1-, 3- and 5-year periods, a result which we take considerable pride in, considering the depth of the market decline over much of this stretch.

Did you make any significant changes to the portfolio since December 31, 2002?

In Foresight, there are two important areas subject to change: allocation among stocks, bonds and cash, and stock holdings. We began the period with close to two-thirds of the portfolio in stocks; by the end of the period we had reduced the stock exposure to just over 55%. Over these six months the fund saw only minor changes in terms of companies owned, although we did sell our holdings in Midwest Express, Tellabs, and Safeway.

What were the major contributors to performance across the period?

We saw excellent results from a number of our holdings. Our top holding at the end of the period, Home Depot, rose some 38% over the period, while another one of our top five holdings, Edwards Lifesciences, was up more than 26%. With technology one of the leading sectors, our holding that tracks the Nasdaq-100 Index (QQQ) was up strongly. We saw net losses in the stocks we sold: Midwest Express, Tellabs, and Safeway.

TOP FIVE STOCK HOLDINGS
AS OF JUNE 30, 2003
FOR MOSAIC FORESIGHT

(55.2% of net assets in stocks)
% of net assets
Home Depot	4.54%
Washington Mutual	4.50%
Merck & Co., Inc.	4.04%
Morgan Stanley	3.80%
Edwards Lifesciences	3.65%

Investors Fund • Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 88% of net assets
BANKS: 6.3%
US Bancorp	125,940	$3,085,530
Wells Fargo Co.	74,075	3,733,380
CONSUMER GOODS: 7.4%
Liz Claiborne	100,000	3,525,000
Mohawk Industries Inc.*	79,450	4,411,859
CONSUMER STAPLES: 5.4%
Kraft Foods	97,920	3,187,296
Walgreen Co.	89,515	2,694,402
FINANCIAL SERVICES: 9.3%
Freddie Mac	70,000	3,553,900
MBNA Corp.	162525	3,387,021
Morgan Stanley	71,885	3,073,084
HEALTHCARE: 9.8%
Johnson & Johnson	60,000	3,102,000
Merck & Co, Inc.	59,415	3,597,578
Pfizer, Inc.	113,220	3,866,463
INDUSTRIAL: 8.3%
Automatic Data Processing	73,720	2,496,159
Dover Corp.	105,105	3,148,946
Waste Management Inc.	136,650	3,291,898
INSURANCE: 14.3%
AIG US	60,495	3,338,114
Berkshire Hathaway*	1,550	3,766,500
MGIC Investment Corp.	78,535	3,662,872
Markel Corp.*	10,510	2,690,560
Mercury General Corp.	42,805	1,954,048
MEDIA: 11.2%
Comcast Corp.*	93,980	$2,709,443
Liberty Media Corp.*	326,010	3,768,676
Scripps, Co.	28,190	2,501,017
Viacom*	71,405	3,117,542
RETAIL & RESTAURANT: 10.3%
Costco Wholesale Corp.*	100,800	3,689,280
McDonald’s Corp.	188,210	4,151,913
Target Corp.	87,035	3,293,404
TECHNOLOGY: 5.7%
Microsoft Corp	135,180	3,461,960
Nokia Corp	164,920	2,709,636
TOTAL COMMON STOCKS (cost $87,663,877)		$94,969,481
REPURCHASE AGREEMENT:[1]
A 14.2% interest in Morgan Stanley and Company issued 6/30/03 at 0.82%, due 7/1/03, collateralized by $24,765,932 in United States Treasury Notes due 2/15/12. Proceeds at maturity are $15,309,349. (cost $15,309,000)		15,309,000
TOTAL INVESTMENTS: 102.2% of net assets (cost $102,972,877)		$110,278,481
LIABILITIES IN EXCESS OF CASH AND RECEIVABLES: (2.2)% of net assets		(2,419,264)
NET ASSETS: 100%		$107,859,217

*Non-income producing

1The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risk.

Balanced Fund • Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 58.2% of net assets
BANKS: 4.0%
US Bancorp	17,342	$424,879
Wells Fargo Co.	10,040	506,016
CONSUMER GOODS: 4.9%
Liz Claiborne	13,090	461,422
Mohawk Industries Inc.*	12,145	674,412
CONSUMER STAPLES: 3.6%
Kraft Foods	13,645	444,145
Walgreen Co.	12,625	380,012
FINANCIAL SERVICES: 6.1%
Freddie Mac	9,575	486,123
MBNA Corp.	22,535	469,629
Morgan Stanley	10,715	458,066
HEALTHCARE: 6.5%
Johnson & Johnson	8,235	425,750
Merck & Co., Inc.	8,940	541,317
Pfizer, Inc.	15,920	543,668
INDUSTRIAL: 5.5%
Automatic Data Processing	10,630	359,932
Dover Corp.	15,120	452,995
Waste Management Inc.	19,295	464,817
INSURANCE: 9.4%
AIG US	8,365	461,581
Berkshire Hathaway*	210	510,300
MGIC Investment Corp.	11,635	542,656
Markel Corp.*	1,485	380,160
Mercury General Corp.	5,860	267,509
MEDIA: 7.8%
Comcast Corp.*	14,405	415,296
Liberty Media Corp.*	47,305	546,846
Scripps, Co.	4,050	359,316
Viacom*	10,305	449,916
RETAIL & RESTAURANT: 6.8%
Costco Wholesale Corp.*	13,935	$510,021
McDonald’s Corp.	26,965	594,848
Target Corp.	12,080	457,107
TECHNOLOGY: 3.6%
Microsoft Corp.	18,095	463,413
Nokia Corp.	22,830	375,097
TOTAL COMMON STOCKS (cost $12,441,794)		$13,427,249

	PRINCIPAL AMOUNT	VALUE
DEBT INSTRUMENTS: 33.2% of net assets
Corporate Obligations: 22.0%
CONSUMER GOODS: 1.2%
Target Corp., 5.5%, 4/1/07	250,000	$274,976
FINANCIALS: 9.0%
Associates Corp., 5.75%, 11/1/03	325,000	329,919
Ford Motor Credit, 6.875%, 2/1/06	225,000	238,776
GMAC, 5.75%, 11/10/03	330,000	334,577
Goldman Sachs, 7.35%, 10/1/09	230,000	280,235
Household Finance Co., 7.875%, 3/1/07	240,000	283,098
Intl Lease Finance, 8.375%, 12/15/04	315,000	341,981
MGIC Investment Corp., 6%, 3/15/07	250,000	270,416
INDUSTRIAL: 2.4%
Chevron Phillips 5.375%, 6/15/07	255,000	$275,303
Daimler Chrysler, 7.2%, 9/1/09	250,000	284,530
OIL: 2.4%
CONOCO Inc, 6.35%, 4/15/09	290,000	339,380
Marathon Oil Corp., 5.375%, 6/1/07	200,000	219,092
RETAILERS-APPAREL: 1.4%
Kohls Corp., 6.7%, 2/1/06	280,000	313,327
TECHNOLOGY: 2.6%
Computer Sciences Co., 7.5%, 8/8/05	255,000	284,343
Lexmark Intl, 6.75%, 5/15/08	290,000	327,737
TELECOMMUNICATIONS: 3.0%
AT & T Broadband, 8.375%, 3/15/13	200,000	251,007
Bellsouth Corp., 5%, 10/15/06	250,000	273,478
SBC Communication, 5.75%, 5/2/06	150,000	165,793
US Treasury & Agency Obligations: 11.2%
Federal Home Loan Bank, 6.08%, 7/10/12	400,000	$400,450
Fannie Mae, 6.375%, 11/15/03	550,000	561,041
Fannie Mae, 6.0%, 12/15/05	500,000	553,142
Fannie Mae, 6.42%, 3/9/09	400,000	414,282
US Treasury Notes, 4.625%,5/15/06	600,000	650,602
TOTAL DEBT INSTRUMENTS (cost $7,321,760)		$ 7,667,485
REPURCHASE AGREEMENT:
A 9.7% interest in Morgan Stanley and Company issued 6/30/03 at 0.82%, due 7/1/03, collateralized by $24,765,932 in United States Treasury Notes due 2/15/12. Proceeds at maturity are $2,247,051.(cost $2,247,000)		2,247,000
TOTAL INVESTMENTS: 101.1% of net assets (cost $22,010,554)		$23,341,734
LIABILITIES IN EXCESS OF CASH AND RECEIVABLES: (1.1)% of net asset		(273,329)
NET ASSETS: 100%		$23,068,405

*Non-income producing

Mid-Cap Fund • Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 86.4% of net assets
BANKS: 5.1%
Charter One Financial	33,108	$1,032,307
Southtrust Corp.	33,870	921,264
CONSUMER GOODS: 12.1%
Hasbro Inc.	65,935	1,153,203
Liz Claiborne	30,450	1,073,362
Mohawk Industries, Inc.*	28,510	1,583,160
Natuzzi SPA	100,000	802,000
CONSUMER STAPLES: 6.1%
Del Monte Foods*	136,540	1,207,014
Kroger Company*	67,675	1,128,819
FINANCIAL SERVICES: 1.7%
A.G. Edwards Inc.	18,280	625,176
HEALTHCARE: 6.6%
Dentsply International, Inc.	19,857	812,151
Edwards Lifesciences Co.*	22,895	735,845
Laboratory Corp. of America*	32,170	969,926
INDUSTRIAL: 14.2%
Dover Corporation	33,530	1,004,559
Expeditors International of Washington, Inc.	36,665	1,270,076
Fastenal Co.	30,340	1,029,740
Valassis Communications, Inc.*	30,975	796,677
Waste Management Inc.	53,265	1,283,154
INSURANCE: 16.1%
MGIC Investment Corp.	16,165	753,936
Markel Corp.*	6,680	1,710,080
Mercury General Corp.	24,035	1,097,198
Odyssey Reinsurance Holdings	49,425	1,042,867
White Mountains Insurance	3,800	1,501,000
MATERIALS: 2.2%
Martin Marietta Materials	24,825	$834,368
MEDIA: 5.6%
Liberty Media Corp.*	109,370	1,264,317
Scripps, Co.	9,740	864,133
RETAIL & RESTAURANTS: 14.6%
Costco Wholesale Corp.*	35,340	1,293,444
Ethan Allen Interiors	29,450	1,035,462
Office Depot, Inc.*	69,660	1,010,767
Tiffany & Company	28,940	945,759
YUM! Brands Inc.*	42,830	1,266,055
TECHNOLOGY: 2.1%
Kemet Corp*	77,110	778,810
TOTAL COMMON STOCKS (cost $29,432,095)		$32,826,629
REPURCHASE AGREEMENT:[1]
A 13.5% interest in Morgan Stanley and Company issued 6/30/03 at 0.82%, due 7/1/03, collateralized by $24,765,932 in United States Treasury Notes due 2/15/12. Proceeds at maturity are $5,111,116..(cost $5,111,000)		5,111,000
TOTAL INVESTMENTS: 99.9% of net assets (cost $34,543,095)		$37,937,629
CASH AND RECEIVABLES LESS LIABILITIES: 0.1% of net assets		46,248
NET ASSETS: 100%		$37,983,877

 *Non-income producing

1The Fund may have elements of risk due to
concentrated investments. Such concentrations may subject the Fund to additional risk.

Foresight Fund • Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 55.2% of net assets
BANKS: 9.8%
Marshall & Isley Co.	4,000	$122,320
Southtrust Corp.	4,240	115,328
Washington Mutual	4,855	200,512
CONSUMER GOODS: 7.4%
Home Depot Inc.	6,110	202,363
Liz Claiborne	3,610	127,252
CONSUMER STAPLES: 2.7%
Kroger Company*	7,230	120,596
FINANCIAL SERVICES: 5.5%
Freddie Mac	1,500	76,155
Morgan Stanley	3,960	169,290
HEALTHCARE: 14.7%
Bristol Myers Squibb	5,850	158,827
Edwards Lifesciences, Inc.*	5,065	162,789
Merck & Co, Inc.	2,970	179,834
Pfizer, Inc.	4,535	154,870
INDUSTRIAL: 1.8%
Dover Corp	2,650	79,394
INSURANCE: 5.8%
MBIA Inc.	2,250	109,687
MGIC Investment Corp	3,215	149,948
MEDIA: 6.0%
Comcast Corp*	4,855	139,970
Liberty Media Corp*	11,185	129,299
TECHNOLOGY: 1.5%
Cisco Systems, Inc.*	3,940	65,365
TOTAL COMMON STOCKS (cost $2,371,320)		$2,463,799
EXCHANGE TRADED FUNDS: 2.4% of net assets (cost $113,960)
Nasdaq-100 Index Tracking*	3,500	$104,580

	PRINCIPAL AMOUNT
U.S. GOVERNMENT AGENCY OBLIGATIONS: 22.4% of net assets
Federal Home Loan Bank, 1.13%, 8/20/03	250,000	249,610
Freddie Mac, 1.18%, 7/17/03	250,000	249,868
Freddie Mac, 0.96%, 8/26/03	250,000	249,627
Freddie Mac, 0.975%, 9/18/03	250,000	249,474
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $998,579)		$998,579
REPURCHASE AGREEMENT:[1]
A 19.9% interest in Morgan Stanley and Companyissued 6/30/03 at 0.82%, due 7/1/03, collateralized by $24,765,932 in United States Treasury Notes due 2/15/12. Proceeds at maturity are $885,020..(cost $885,000)		885,000
TOTAL INVESTMENTS: 99.9% of net assets (cost $4,368,859)		$4,451,958
CASH AND RECEIVABLES LESS LIABILITIES: 0.1% of net assets		2,786
NET ASSETS: 100%		$4,454,744

*Non-income producing

 1The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risk.

Statements of Assets and Liabilities (unaudited)

June 30, 2003
	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
ASSETS
Investments, at value (Notes 1 and 2)
mInvestment securities	$94,969,481	$21,094,734	$32,826,629	$3,566,958
mRepurchase agreements	15,309,000	2,247,000	5,111,000	885,000
mTotal investments*	110,278,481	23,341,734	37,937,629	4,451,958
Cash	390	446	592	356
Receivables
mDividends and interest	84,092	110,964	37,779	2,430
mCapital shares sold	246,380	5,710	256,995	--
Total assets	110,609,343	23,458,854	38,232,995	4,454,744
LIABILITIES
Payables
mInvestment securities purchased	2,725,669	384,422	247,260	--
mDividends	--	4,011	--	--
mCapital shares redeemed	24,457	2,016	1,858	--
Total liabilities	2,750,126	390,449	249,118	--
NET ASSETS (Note 7)	$107,859,217	$23,068,405	$37,983,877	$4,454,744
CAPITAL SHARES OUTSTANDING	6,370,524	1,352,791	3,906,926	377,322
NET ASSET VALUE PER SHARE	$16.93	$17.05	$9.72	$11.81
*INVESTMENT SECURITIES, AT COST	$102,972,877	$22,010,554	$34,543,095	$4,368,859

Statements of Operations (unaudited)

For the six-months ended June 30, 2003
	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
INVESTMENT INCOME (Note 1)
mInterest income	$46,442	$195,325	$19,183	$8,043
mDividend income	498,459	66,840	115,785	16,659
Total investment income	544,901	262,165	134,968	24,702
EXPENSES (Notes 3 and 5)
mInvestment advisory fees	359,569	78,974	109,684	15,118
mOther expenses	71,527	47,384	73,123	10,079
Total expenses	431,096	126,358	182,807	25,197
NET INVESTMENT INCOME	113,805	135,807	(47,839)	(495)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
mNet realized gain (loss) on investments	276,910	(276,419)	279,507	(194,225)
mChange in net unrealized appreciation of investments	8,505,272	1,662,433	3,277,841	576,875
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,782,182	1,386,014	3,557,348	382,650
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,895,987	$1,521,821	$3,509,509	$382,155

Statements of Changes in Net Assets

For the period indicated

	Investors Fund		Balanced Fund
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
	2003	2002	2003	2002
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
mNet investment incom	$113,805	$230,999	$135,807	$345,135
mNet realized gain (loss) on investments	276,910	(4,364,044)	(276,419)	(775,629)
mNet unrealized appreciation (depreciation) on investments	8,505,272	(6,805,225)	1,662,433	(1,716,639)
Total increase (decrease) in net assets resulting from operations	8,895,987	(10,938,270)	1,521,821	(2,147,133)

DISTRIBUTIONS TO SHAREHOLDERS
mFrom net investment income	--	(230,999)	(135,807)	(345,324)
mFrom net capital gains	--	--	--	--
Total distributions	--	(230,999)	(135,807)	(345,324)

CAPITAL SHARE TRANSACTIONS (Note 8)	3,744,391	75,861,631	796,730	521,833

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,640,378	64,692,362	2,182,744	(1,970,624)

NET ASSETS
Beginning of period	$95,218,839	$30,526,477	$20,885,661	$22,856,285
End of period (including accumulated undistributed net investment income of $113,805 and $0, respectively for the Investors Fund and $0 and $0, respectively for the Balanced Fund)	$107,859,217	$95,218,839	$23,068,405	$20,885,661

	Mid-Cap Fund		Foresight Fund
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
	2003	2002	2003	2002
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
mNet investment income	$(47,839)	$(89,444)	$(495)	$8,798
mNet realized gain (loss) on investments	279,507	(1,035,833)	(194,225)	(44,103)
mNet unrealized appreciation (depreciation) on investments	3,277,841	(2,068,547)	576,875	(627,129)
Total increase (decrease) in net assets resulting from operations	3,509,509	(3,193,824)	382,155	(662,434)

DISTRIBUTIONS TO SHAREHOLDERS
mFrom net investment income	--	--	--	(8,798)
mFrom net capital gains	--	(169,345)	--	--
Total distributions	--	(169,345)	--	(8,798)

CAPITAL SHARE TRANSACTIONS (Note 8)	8,272,761	16,527,958	147,136	286,689

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,782,270	13,164,789	529,291	(384,543)

NET ASSETS
Beginning of period	$26,201,607	$13,036,818	$3,925,453	$4,309,996
End of period (including no accumulated undistributed net investment income for the periods indicated)	$37,983,877	$26,201,607	$4,454,744	$3,925,453

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2003	2002	2001	2000	1999
Net asset value, beginning of year	$15.42	$18.61	$20.06	$21.10	$24.26
Investment operations:
mNet investment income (loss)	0.02	0.04	0.04	0.01	(0.01)
mNet realized and unrealized gain (loss) on investments	1.49	(3.19)	(0.54)	2.28	1.21
Total from investment operations	1.51	(3.15)	(0.50)	2.29	1.20
mLess distributions:
mmFrom net investment income	.--	(0.04)	(0.05)	(0.01)	.--
mmFrom net capital gains	.--	.--	(0.90)	(3.32)	(4.36)
Total distributions	.--	(0.04)	(0.95)	(3.33)	(4.36)
Net asset value, end of year	$16.93	$15.42	$18.61	$20.06	$21.10
Total return (%)	9.79	(16.94)	(2.52)	10.84	5.06
Ratios and supplemental data
Net assets, end of year (in thousands)	$107,859	$95,219	$30,526	$27,481	$29,326
mRatio of expenses to average net assets (%)	0.89[1]	0.99	1.15	1.15	1.15
mRatio of net investment income (loss) to average net assets (%)	0.23[1]	0.44	0.26	0.05	(0.03)
mPortfolio turnover (%)	.16	.88	.63	.81	.74

BALANCED FUND
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2003	2002	2001	2000	1999
Net asset value, beginning of year	$15.98	$17.87	$18.68	$18.95	$20.47
Investment operations:
mNet investment income	0.10	0.26	0.33	0.33	0.33
mNet realized and unrealized gain (loss) on investments	1.07	(1.89)	(0.12)	1.69	0.31
Total from investment operations	1.17	(1.63)	0.21	2.02	0.64
mLess distributions:
mmFrom net investment income	(0.10)	(0.26)	(0.33)	(0.33)	(0.33)
mmFrom net capital gains	.--	.--	(0.69)	(1.96)	(1.83)
Total distributions	(0.10)	(0.26)	(1.02)	(2.29)	(2.16)
Net asset value, end of year	$17.05	$15.98	$17.87	$18.68	$18.95
Total return (%)	7.38	(9.13)	1.17	10.79	3.14
Ratios and supplemental data
Net assets, end of year (in thousands)	$23,068	$20,886	$22,856	$21,781	$25,326
mRatio of expenses to average net assets (%)	1.20[1]	1.20	1.20	1.20	1.20
mRatio of net investment income to average net assets (%)	1.28[1]	1.56	1.81	1.70	1.57
mPortfolio turnover (%)	.25	.37	.60	.66	.55

MID-CAP FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2003	2002	2001	2000	1999
Net asset value beginning of year	$8.69	$10.04	$9.36	$9.57	$8.74
Investment operations:
mNet investment income (loss)	(0.01)	(0.03)	0.01	0.04	.--
mNet realized and unrealized gain (loss) on investments	1.04	(1.26)	1.40	1.74	0.83
Total from investment operations	1.03	(1.29)	1.41	1.78	0.83
mLess distributions:
mmFrom net investment income	.--	.--	(0.01)	(0.04)	.--
mmFrom net capital gains	.--	(0.06)	(0.72)	(1.95)	.--
Total distributions	.--	(0.06)	(0.73)	(1.99)	.--
Net asset value, end of year	$9.72	$8.69	$10.04	$9.36	$9.57
Total return (%)	11.85	(12.87)	15.32	18.46	9.50
Ratios and supplemental data
Net assets, end of year (in thousands)	$37,984	$26,202	$13,037	$9,101	$8,789
mRatio of expenses to average net assets (%)	1.25[1]	1.24	1.25	1.25	1.25
mRatio of net investment income (loss) to average net assets (%)	(0.32)[1]	(0.42)	0.09	0.38	(0.03)
mPortfolio turnover (%)	.8	.35	.47	.75	.65

FORESIGHT FUND
	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2003	2002	2001	2000	1999
Net asset value beginning of year	$10.79	$12.60	$13.41	$11.46	$11.95
Investment operations:
mNet investment income (loss)	.--	0.02	0.15	0.27	0.37
mNet realized and unrealized gain (loss) on investments	1.02	(1.81)	(0.54)	1.68	(0.49)
Total from investment operations	1.02	(1.79)	(0.39)	1.95	(0.12)
mLess distributions from net investment income	.--	(0.02)	(0.42)	.--	(0.37)
Net asset value, end of year	$11.81	$10.79	$12.60	$13.41	$11.46
Total return (%)	9.45	(14.17)	(2.97)	17.02	(0.94)
Ratios and supplemental data
Net assets, end of year(in thousands)	$4,455	$3,925	$4,310	$2,858	$2,585
mRatio of expenses to average net assets (%)	1.25[1]	1.25	1.25	1.25	1.25
mRatio of net investment income to average net assets (%)	(0.02)[1]	0.21	1.41	2.37	2.73
mPortfolio turnover (%)	.--	. 8.26		104.76

1Annualized.

Notes to Financial Statements

 1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust offers shares in four separate diversified funds which invest in differing securities: the Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund whose objectives and strategies are described in the Trusts’ prospectus.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Net invest-ment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gains distributions, if any, are declared and paid annually at year end.

The tax character of distributions paid during 2002 and 2001 was as follows:

	2002	2001
Investors Fund:
Distributions paid from
mOrdinary Income	$230,999	$83,935
mLong-term capital gains	--	1,433,680
mShort-term capital gains	--	6,712

Balanced Fund:
Distributions paid from:
mOrdinary Income	$345,324	$406,964
mLong-term capital gains	--	849,823
mShort-term capital gains	--	15,251

Mid-Cap Fund:
Distributions paid from:
mOrdinary Income	--	$11,854
mLong-term capital gains	$97,892	571,405
mShort-term capital gains	71,453	254,947

Foresight Fund:
Distributions paid from
mOrdinary Income	$8,798	$105,188

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:
Investors Fund:
Accumulated net realized losses	$(8,351,075)
Net unrealized depreciation on investments	(2,917,190)
$(11,268,265)
Balanced Fund:
Accumulated net realized losses	$ (973,717)
Net unrealized depreciation on investments	(658,851)
$ (1,632,568)
Mid-Cap Fund:
Accumulated net realized losses	$ (782,851)
Net unrealized depreciation on investments	(136,289)
$ (919,140)
Foresight Fund:
Accumulated net realized losses	$ (125,336)
Net unrealized depreciation on investments	(493,776)
$ (619,112)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribu-tion to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2002, capital loss carryovers available to offset future capital gains for federal income tax purposes and the years they expire are as follows:

Expiration Date	Investors Fund
December 31, 2008	$ 482,249
December 31, 2009	5,222,304
December 31, 2010	2,646,522

Expiration Date	Balanced Fund
December 31, 2009	$525,686
December 31, 2010	448,031
Expiration Date	Mid-Cap Fund
December 31, 2010	$782,851

Expiration Date	Foresight Fund
December 31, 2003	$ 6,535
December 31, 2009	74,698
December 31, 2010	44,103

A portion of the Investors Fund’s capital loss carryovers were acquired through its mergers with Mosaic Focus Fund on July 1, 2002 and LaCrosse Large Cap Stock Fund on August 26, 2002, and are subject to certain limitations.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Balanced, Mid-Cap and Foresight Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2003 were as follows:

	Purchases	Sales
Investors Fund:
U. S. Gov’t Securities	--	--
Other	$16,021,106	$14,202,683

Balanced Fund:
U. S. Gov’t Securities	$653,813	$ 815,128
Other	$4,381,163	$4,019,387

Mid-Cap Fund:
U. S. Gov’t Securities	--	--
Other	$8,641,194	$1,986,858

Foresight Fund:
U. S. Gov’t Securities	--	--
Other	--	$421,873

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. This percentage is 0.45% for the Balanced Fund and 0.50% for the Mid-Cap Fund and Foresight Fund. For the Investors Fund, this fee is 0.25% on the first $25 million of assets, 0.12% on the next $25 million of assets and 0.11% on all assets greater than $50 million. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees and certain promotional expenses.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of June 30, 2003:

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
Aggregate Cost	$102,972,877	$22,010,554	$34,543,095	$4,368,859
Gross unrealized appreciation	9,605,037	1,781,127	4,406,642	317,277
Gross unrealized depreciation	(2,299,433)	(449,947)	(1,012,108)	(234,178)
Net unrealized depreciation	$7,305,604	$1,331,180	$3,394,534	$83,099

7. Net Assets. At June 30, 2003, net assets include the following:

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
Net paid in capital on shares of beneficial interest	$110,231,495	$23,314,959	$35,393,508	$4,691,701
Undistributed net investment income	113,805	--	(47,839)	(495)
Accumulated net realized losses	(9,791,687)	(1,577,734)	(756,326)	(319,561)
Net unrealized appreciation on investments	7,305,604	1,331,180	3,394,534	83,099
Total Net Assets	$107,859,217	$23,068,405	$37,983,877	$4,454,744

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
Investors Fund	2003	2002
In Dollars
Shares sold	$13,488,030	$12,328,221
Additional shares issued in connection with merged funds	--	70,104,313
Shares issued in reinvestment of dividends	--	67,229
Total shares issued	13,488,030	82,499,763
Shares redeemed	(9,743,639)	(6,638,132)
Net increase	$3,744,391	$75,861,631

In Shares
Shares sold	873,656	759,129
Additional shares issued in connection with merged funds	--	4,185,010
Shares issued in reinvestment of dividends	--	4,408
Total shares issued	873,656	4,948,547
Shares redeemed	(676,590)	(415,429)
Net increase	197,066	4,533,118

	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
Balanced Fund	2003	2002
In Dollars
Shares sold	$1,759,306	$2,318,972
Shares issued in reinvestment of dividends	125,896	321,908
Total shares issued	1,885,202	2,640,880
Shares redeemed	(1,088,472)	(2,119,047)
Net increase	$796,730	$ 521,833

In Shares
Shares sold	111,785	133,907
Shares issued in reinvestment of dividends	7,791	19,572
Total shares issued	119,576	153,479
Shares redeemed	(73,701)	(125,521)
Net increase	45,875	27,958

	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
Mid-Cap Fund	2003	2002
In Dollars
Shares sold	$9,908,182	$20,291,480
Shares issued in reinvestment of dividends	--	165,714
Total shares issued	9,908,182	20,457,194
Shares redeemed	(1,635,421)	(3,929,236)
Net increase	$8,272,761	$16,527,958

In Shares
Shares sold	1,115,678	2,132,381
Shares issued in reinvestment of dividends	--	19,269
Total shares issued	1,115,678	2,151,650
Shares redeemed	(223,160)	(436,334)
Net increase	892,518	1,715,316

	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
Foresight Fund	2003	2002
In Dollars
Shares sold	$403,681	$1,711,845
Shares issued in reinvestment of dividends	--	8,549
Total shares issued	$403,681	1,720,394
Shares redeemed	(256,545)	(1,433,705)
Net increase	$147,136	$286,689

In Shares
Shares sold	46,209	137,278
Shares issued in reinvestment of dividends	--	796
Total shares issued	46,209	138,074
Shares redeemed	(32,573)	(116,430)
Net increase	13,636	21,644

9. Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Trust’s portfolios. These policies are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. Beginning next year, the Trust’s proxy voting policies may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund
Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3615

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Equity Trust

By: (signature)
      W. Richard Mason, Secretary

Date:  August 25, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (signature)
      Katherine L. Frank, Chief Executive Officer

Date:  August 25, 2003

By: (signature)
      Greg Hoppe, Chief Financial Officer

Date:  August 25, 2003